Heller Equipment Asset Receivables Trust 1999-1
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                                         July 2, 2001                to            August 1, 2001
Determination Date                                                      August 8, 2001
Distribution Date                                                      August 13, 2001

Available Amounts
-----------------
           Scheduled Payments plus Payaheads, net of Excluded Amounts                            4,528,775.52
           Prepayment Amounts                                                                    2,782,394.46
           Recoveries                                                                            1,103,206.97
           Investment Earnings on Collection Account and Reserve Fund                               15,026.84
           Late Charges                                                                             35,015.12
           Servicer Advances                                                                             0.00

           Total Available Amounts                                                               8,464,418.91
           -----------------------                                                               ------------

Payments on Distribution Date
-----------------------------

           Trustee Fees (only applicable pursuant to an Event of Default)                                0.00

           Unreimbursed Servicer Advances to the Servicer                                                0.00

           Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                          0.00

           Interest due to Class A-1 Notes                                                               0.00

           Interest due to Class A-2 Notes                                                               0.00

           Interest due to Class A-3 Notes                                                         218,642.22

           Interest due to Class A-4 Notes                                                         146,800.09

           Interest due to Class B Notes                                                            15,879.52

           Interest due to Class C Notes                                                            17,290.58

           Interest due to Class D Notes                                                            29,539.11

           Class A-1 Principal Payment Amount                                                            0.00

           Class A-2 Principal Payment Amount                                                            0.00

           Class A-3 Principal Payment Amount                                                    6,959,534.20

           Class A-4 Principal Payment Amount                                                            0.00

           Class B Principal Payment Amount                                                        288,256.80

           Class C Principal Payment Amount                                                        755,217.98

           Class D Principal Payment Amount                                                              0.00

           Additional Principal to Class A-2 Notes                                                       0.00

           Additional Principal to Class A-3 Notes                                                  86,817.82

           Additional Principal to Class A-4 Notes                                                       0.00

           Additional Principal to Class B Notes                                                         0.00

           Additional Principal to Class C Notes                                                         0.00

           Additional Principal to Class D Notes                                                         0.00

           Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                              0.00
           Deposit to the Reserve Fund                                                             (53,559.42)
           Excess to Certificateholder                                                                   0.00

           Total distributions to Noteholders and Certificateholders                             8,464,418.91
           ---------------------------------------------------------                             ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

           Trustee fees due on Distribution Date                                                                          0.00


Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                                                 0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

  (i)      Servicing Fee Percentage                                                                                       0.40%
  (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                                      86,906,828.16
  (iii)    Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                        0.00
  (iv)     Servicing Fee accrued but not paid in prior periods                                                            0.00
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                           0.00
           Servicing Fee carried forward                                                                                  0.00

           Monthly Servicing Fee distributed                                                                              0.00


Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                                            0.00
           Class A-1 Interest Rate                                                                                     4.94795%
           Number of days in Accrual Period                                                                                 31
           Current Class A-1 interest due                                                                                 0.00
           Class A-1 interest accrued but not paid in prior periods                                                       0.00
           Total Class A-1 interest due                                                                                   0.00
           Class A-1 interest carried forward                                                                             0.00

           Class A-1 interest distribution                                                                                0.00


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                                               -
           Class A-2 Interest Rate                                                                                        5.26%
           Current Class A-2 interest due                                                                                    -
           Class A-2 interest accrued but not paid in prior periods                                                       0.00
           Total Class A-2 interest due                                                                                      -
           Class A-2 interest carried forward                                                                             0.00

           Class A-2 interest distribution                                                                                   -


Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                                                   47,703,757.48
           Class A-3 Interest Rate                                                                                        5.50%
           Current Class A-3 interest due                                                                           218,642.22
           Class A-3 interest accrued but not paid in prior periods                                                       0.00
           Total Class A-3 interest due                                                                             218,642.22
           Class A-3 interest carried forward                                                                             0.00

           Class A-3 interest distribution                                                                          218,642.22


Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                                                   31,345,216.00
           Class A-4 Interest Rate                                                                                        5.62%
           Current Class A-4 interest due                                                                           146,800.09
           Class A-4 interest accrued but not paid in prior periods                                                       0.00
           Total Class A-4 interest due                                                                             146,800.09
           Class A-4 interest carried forward                                                                             0.00

           Class A-4 interest distribution                                                                          146,800.09


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                                      3,274,127.84
           Class B Interest Rate                                                                                          5.82%

           Current Class B interest due                                                                              15,879.52
           Class B interest accrued but not paid in prior periods                                                         0.00
           Total Class B interest due                                                                                15,879.52
           Class B interest carried forward                                                                               0.00

           Class B interest distribution                                                                             15,879.52


Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                                      3,211,872.58
           Class C Interest Rate                                                                                          6.46%
           Current Class C interest due                                                                              17,290.58
           Class C interest accrued but not paid in prior periods                                                         0.00
           Total Class C interest due                                                                                17,290.58
           Class C interest carried forward                                                                               0.00

           Class C interest distribution                                                                             17,290.58


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                                      3,865,532.00
           Class D  Interest Rate                                                                                         9.17%
           Current Class D interest due                                                                              29,539.11
           Class D interest accrued but not paid in prior periods                                                         0.00
           Total Class D interest due                                                                                29,539.11
           Class D interest carried forward                                                                               0.00

           Class D interest distribution                                                                             29,539.11


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                                May 15, 2000
  (i)      Opening Class A-1 principal balance                                                                            0.00
  (ii)     Aggregate outstanding principal of Notes plus Overcollateralization Balance                           89,400,505.90
  (iii)    ADCB as of last day of the Collection Period                                                          79,255,482.21
  (iv)     Monthly Principal Amount ( (ii) - (iii) )                                                             10,145,023.69
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                                 0.00
           Class A-1 Principal Payment Amount distribution                                                                0.00

           Class A-1 Principal Balance after current distribution                                                         0.00


Class A Principal Payment Amount
--------------------------------

   (i)     Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                                 79,048,973.48
   (ii)    Class A Target Investor Principal Amount (90.9583% * ending ADCB)                                     72,089,439.28
           Class A Principal Payment Amount                                                                       6,959,534.20
           Funds available for distribution                                                                       6,959,534.20


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                                               -
           Class A-2 Principal Payment Amount distribution                                                                0.00

           Class A-2 principal balance after current distribution                                                            -


Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                                   47,703,757.48
           Class A-3 Principal Payment Amount distribution                                                        6,959,534.20

           Class A-3 principal balance after current distribution                                                40,744,223.28

Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                                   31,345,216.00
           Class A-4 Principal Payment Amount distribution                                                                0.00

           Class A-4 principal balance after current distribution                                                31,345,216.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                                      3,274,127.84
           Class B Target Investor Principal Amount (3.7674% * ending ADCB)                                       2,985,871.04
           Class B Floor                                                                                          2,221,241.96
           Class B Principal Payment Amount due                                                                     288,256.80
           Class B Principal Payment Amount distribution                                                            288,256.80

           Class B principal balance after current distribution                                                   2,985,871.04


Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                                      3,211,872.58
           Class C Target Investor Principal Amount (3.0139% * ending ADCB)                                       2,388,680.98
           Class C Floor                                                                                          2,456,654.60
           Class C Principal Payment Amount due                                                                     755,217.98
           Class C Principal Payment Amount distribution                                                            755,217.98

           Class C principal balance after current distribution                                                   2,456,654.60


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                                      3,865,532.00
           Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                       1,194,380.12
           Class D Floor                                                                                          3,865,532.00
           Class D Principal Payment Amount due                                                                           0.00
           Class D Principal Payment Amount distribution                                                                  0.00

           Class D principal balance after current distribution                                                   3,865,532.00


Additional Principal Schedule
-----------------------------

           Floors applicable (Yes/No)                                                                                      Yes
           Monthly Principal Amount                                                                              10,145,023.69
           Sum of Principal Payments payable on all classes                                                       8,003,008.99
           Additional Principal  payable                                                                          2,142,014.70
           Additional Principal available, if payable                                                                     0.00

           Class A-2 Additional Principal allocation                                                                      0.00
           Class A-2 principal balance after current distribution                                                            -

           Class A-3 Additional Principal allocation                                                                 86,817.82
           Class A-3 principal balance after current distribution                                                40,657,405.45

           Class A-4 Additional Principal allocation                                                                      0.00
           Class A-4 principal balance after current distribution                                                31,345,216.00

           Class B Additional Principal allocation                                                                        0.00
           Class B principal balance after current distribution                                                   2,985,871.04

           Class C Additional Principal allocation                                                                        0.00
           Class C principal balance after current distribution                                                   2,456,654.60

           Class D Additional Principal allocation                                                                        0.00
           Class D principal balance after current distribution                                                   3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

  (i)      Servicing Fee Percentage                                                                                       0.40%
  (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                                      86,906,828.16
  (iii)    Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                28,968.94
  (iv)     Servicing Fee accrued but not paid in prior periods                                                    1,517,998.23
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                   1,546,967.17
           Servicing Fee carried forward                                                                          1,546,967.17

           Monthly Servicing Fee distributed                                                                              0.00


Reserve Fund Schedule
---------------------

           ADCB as of the end of the Collection Period                                                           79,255,482.21
           Required Reserve Amount (ending ADCB * 0.70%)                                                            554,788.38
           Prior month Reserve Fund balance                                                                         608,347.80
           Deposit to Reserve Fund - excess funds                                                                         0.00
           Interim Reserve Fund Balance                                                                             608,347.80
           Current period draw on Reserve Fund for Reserve Interest Payments                                              0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                        53,559.42
           Excess to Certificateholder                                                                                    0.00
           Ending Reserve Fund balance                                                                              554,788.38

           Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                            0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                 0.00
           Initial Class A-1 principal balance               130,040,761.00

           Note factor                                          0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                                 0.00
           Initial Class A-2 principal balance                66,680,434.00

           Note factor                                          0.000000000


           Class A-3
           ---------
           Class A-3 principal balance                        40,657,405.45
           Initial Class A-3 principal balance               135,293,633.00

           Note factor                                          0.300512334


           Class A-4
           ---------
           Class A-4 principal balance                        31,345,216.00
           Initial Class A-4 principal balance                31,345,216.00

           Note factor                                          1.000000000


           Class B
           -------
           Class B principal balance                           2,985,871.04
           Initial Class B principal balance                   9,663,831.00

           Note factor                                          0.308973847


           Class C
           -------
           Class C principal balance                           2,456,654.60
           Initial Class C principal balance                   7,731,065.00

           Note factor                                          0.317764060


           Class D
           -------
           Class D principal balance                           3,865,532.00
           Initial Class D principal balance                   3,865,532.00

           Note factor                                          1.000000000

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

   (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date                           89,400,505.90
   (ii)    Overcollateralization Balance as of the preceding Distribution Date                                                0.00
   (iii)   Monthly Principal Amount                                                                                  10,145,023.69
   (iv)    Available Amounts remaining after the payment of interest                                                  8,036,267.38
   (v)     ADCB as of the end of the Collection Period                                                               79,255,482.21
           Cumulative Loss Amount                                                                                     2,108,756.31


Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                                           1.86%
           Initial ADCB                                                                                             386,553,237.98
           Cumulative Loss Amount for current period                                                                  2,108,756.31
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance      7,077,404.58
           Class B Floor                                                                                              2,221,241.96


Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                                           1.09%
           Initial ADCB                                                                                             386,553,237.98
           Cumulative Loss Amount for current period                                                                  2,108,756.31
           Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                     3,865,532.00
           Class C Floor                                                                                              2,456,654.60


Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                                           0.47%
           Initial ADCB                                                                                             386,553,237.98
           Cumulative Loss Amount for current period                                                                  2,108,756.31
           Overcollateralization Balance                                                                                      0.00
           Class D Floor                                                                                              3,865,532.00


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                Yes

An Event of Default has occurred  (Yes/No)                                                                                      No



10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                             386,553,237.98

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                             5,700,693.36
           Percentage of Substitute Contracts replacing materially modified contracts                                         1.47%

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                 No


5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                                        0.10%
           The DCB of Skipped Payment modifications exceeds 5% of the Initial ADCB (Yes/No)                                     No
           Any Skipped Payments have been deferred later than January 1, 2006                                                   No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                                    86,906,828.16
ADCB as of the last day of the Collection Period                                                                     79,255,482.21

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                           767,382.90
Number of Contracts that became Defaulted Contracts during the period                                                           16
Defaulted Contracts as a percentage of ADCB (annualized)                                                                     11.62%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                            2,368,365.75
Number of Prepaid Contracts as of the last day of the Collection Period                                                          7

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                          0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                       0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                   0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                      1,103,206.97

Cumulative Servicer Advances paid by the Servicer                                                                    20,357,508.02
Cumulative reimbursed Servicer Advances                                                                              20,357,508.02


Delinquencies and Losses                                    Dollars                            Percent
------------------------                                    -------                            -------

           Current                                         73,995,486.14                            93.36%
           31-60 days past due                              3,216,261.76                             4.06%
           61-90 days past due                              1,196,398.60                             1.51%
           Over 90 days past due                              847,335.71                             1.07%
                                                      ------------------                 ----------------
           Total                                           79,255,482.21                           100.00%

           31+ days past due                                5,259,996.07                             6.64%


   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                 11,276,499.48
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                                      4,723,364.63
           Cumulative net losses to date  ( (i) - (ii) )                                                              6,553,134.85
           Cumulative net losses as a percentage of the initial ADCB                                                          1.70%